UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 7, 2011

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001- 04311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

25 Harbor Park Drive, Port Washington, NY (Address of principal executive offices)	11050 (Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On February 7, 2011, the Board of Directors (the “Board”) of Pall Corporation (the “Registrant”) approved amendments to the Registrant’s By-laws.  The amendments, which are effective immediately, permit the Board to appoint one or more committees having such purposes and composition as the Board may determine is appropriate.

The foregoing description of the amendments to the Registrant’s By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3(ii).

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

3(ii)           Registrant’s By-laws, as amended through February 7, 2011

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation
/s/ Lisa McDermott
Lisa McDermott
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
3(ii)	Registrant’s By-laws, as amended through February 7, 2011